Investor Presentation

November 2020

Member FDIC


MVB
MVB
MVB

Forward Looking Statements

MVB Financial Corp. (the "Company") has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this Presentation. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. When words such as "may," "plans," "believes," "expects," "anticipates," "continues," "may" or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include but are not limited to: credit risk; changes in market interest rates; inability to achieve anticipated synergies; ability to successfully integrate recent mergers and acquisitions, including First State and Summit; competition; length and severity of the recent COVID-19 (coronavirus) outbreak and its impact on the Company's business and financial condition; economic downturn or recession; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this announcement is subject to change.

The Company uses certain non-GAAP financial measures, such as tangible common equity to tangible assets, to provide information useful to investors in understanding the Company's operating performance and trends and to facilitate comparisons with the performance of the Company's peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

MVB

The MVB Financial Franchise

Our Purpose & Values

"Trusted Partners on the Financial Frontier – Committed to Your Success!"

TRUST
I am reliable and act with integrity. I can be counted on and count on others.

COMMITMENT
I take ownership of my responsibilities in support of MVB achieving its Purpose.

RESPECT, LOVE, & CARING
I am respectful, considerate and thoughtful towards our Team members, clients and community.

TEAMWORK
I effectively and efficiently work with others to accomplish more.

ADAPTIVE
I easily respond to change in a productive way.

Source: Company documents.

MVB Today

The Financial Frontier

MVB is an innovative financial holding company that provides banking services to individuals and corporate clients in the Mid-Atlantic region, as well as Payment and Fintech Deposit clients throughout the United States.

Company Statistics

- NASDAQ: MVBF
- Market Cap: $189.9M [1]
- Total Assets: $2.2B [1]
- Stock Price: $15.97 [1]
- Book Value Per Share: $19.07 [1]
- Tangible Book Value Per Share: $18.66 [1,2]

Why MVB?

- Consistent Growth
- Long Term History of Strong Asset Quality
- Attractive Markets
- Culture for Talent Acquisition
- Forward-Thinking Approach to Fintech

Stock price 0.86x TBV – Low Multiple to TBV / Downside Protection

SANDLER O'NEILL + PARTNERS

2019 Bank & Thrift SM-ALL STARS

KBRA KROLL BOND RATING AGENCY

Rated BBB in April 2020

Source: Company documents. (1) Market cap, total assets, book value, tangible book value, and stock price as of 09/30/20.
(2) Non-GAAP financial measure. Please see "Non-GAAP Reconciliations" in this presentation for details.

MVB Portfolio

Complementary Business Lines – Regional Lending with National Fintech Deposits




= Client presence

CoRe

- 10 banking centers in West Virginia and 3 in Northern Virginia
- CoRe Banking Structure launched in Q4 2019 ("Co" for Commercial and "Re" for Retail) to facilitate stronger team collaboration that benefits clients
  - Commercial: Loans, Deposits and Non-interest Income; 79.6% of loan portfolio
  - Retail: Deposits, Interchange and Fee Income, Small Business Loans, and Consumer Loans

Fintech Treasury & Deposit Services

- Sales team based in Salt Lake City
- Providing services to corporate clients
- Attractive deposit gathering "blue ocean" opportunities
- Potential for fee income revenue as partnerships grow
- Overarching focus on operational risk and compliance

Source: Company documents.

Protect the Core & Stimulate Growth



MVB Financial, Inc.
MVB Bank
Lending & Deposits
MVB Support / Shared Resources
Fintech Investments
Intercoastal Mortgage, LLC
Sale of Eastern Panhandle Branches
FDIC-Assisted Acquisition of The First State Bank
Compliance & Fraud Consulting (Chartwell Compliance & Paladin Fraud)
Fintech Vertical
Future Growth

Source: Company documents.

Analyst Commentary on MVB Story

HOVDE GROUP

April 7, 2020 – Aside from the meaningful EPS accretion, the most apparent N-T benefit of the transaction will be the boost to TBV from the recorded gain…More importantly, all of this is occurring at a time when there is greater importance being placed on TBV resiliency/valuation given the current operating environment. The transaction will also help to offset the vast majority of the deposits being sold in the Summit branch deal and ultimately help to lower the COFs as First State's deposits are marked. Finally, from a broader perspective, we think the involvement of MVBF is important given the risk factors associated with **the MVBF story (i.e. Fintech) and should be viewed as a vote of confidence from regulators.**

March 27, 2020 – We are updating our conviction rankings for **OUTPERFORM**-rated names…in light of a more challenging operating environment for banks…**we are placing MVBF in the #1 spot** as we think it is well-positioned in the near-term from an earnings defensibility standpoint and a deeply discounted TBV valuation.

April 8, 2019 – The specialty deposit play is the unique aspect of the story. The entrepreneurial bent of the management team – particularly the CEO – is among the more intriguing aspects of the MVBF story… The company has pursued a progressive approach to Fintech, given the CEO's stated belief that banks are rapidly "becoming yellow top taxis in an Uber world" and that the industry "must modernize or risk losing our relevance in the market." **Clearly, the strategy seems to be working well, as MVBF has emerged as a preferred bank of Fintech companies, and the results are noticeable and needle-moving.**

KBW

April 5, 2020 – **We are excited about MVBF's ability to continue to build TBV and capital at a time when capital is very important.** Also, we would note that MVBF came through the last economic recession with minimal losses and has NIM protection through the success of its fintech deposit strategy and revenue offsets through its mortgage subsidiary.

February 23, 2020 – **MVBF presents a unique opportunity to invest in a bank that has the potential to continue to improve profitability and its funding base over the next few years…** In addition to the benefit of team lift-outs and positive operating leverage in the core bank, the "MVB 3.0" strategy is focused on positioning MVBF as the partner of choice for FinTech companies… We find the branch sale to be both financially attractive and strategically compelling as it exists a slower growth market in WV, which MVBF can redeploy into DC and its FinTech vertical…

PIPER | SANDLER

February 20, 2020 – **We continue to like the MVB story longer-term as the company executes on its Fintech initiatives**, thereby driving franchise value via lower cost/NIB deposit growth in addition to emerging fee opportunities while tilting the earnings stream towards the core bank… Loan engine continues to generate robust growth… Upward NIB trajectory marches higher… Margin expansion is a particularly notable highlight… Credit trends remain favorable… Tangible book value per share and capital levels increase…

March 3, 2020 – **We think highly of management's "think outside the box" mentality** in deciding a creative structure to create balance sheet flexibility and ultimately drive shareholder value.

MVB

Third Quarter 2020 Overview

Highlights from Q3 2020 vs. Q2 2020

Tangible book value per share of $18.66, increased $2.01

Noninterest-bearing deposits of $642.8M, increased $114.3M, or 21.6%

MVB Mortgage's income from its equity method investment of ICM was $13.6M

Recognized a gain on mortgage combination transaction of $3.3M

Allowance for loan losses to total loans [(1)] of 1.93%, increased 67 basis points

Signed significant contracts with Credit Karma and two large payment processors

Source: Company documents. (1) Excluding Paycheck Protection Program loans of $87.9M.

Significant Transactions in 2020

FDIC-Assisted Acquisition of The First State Bank, Barboursville, WV

Bargain purchase gain of $4.7M

Completed on April 3, 2020

Paladin, LLC Acquisition

Enhances the Fintech vertical with its commitment to fraud prevention

Completed on April 17, 2020

Sale of 4 Eastern Panhandle, WV Banking Centers

Gain on sale of $9.6M

Completed on April 24, 2020

MVB Mortgage Combination with Intercoastal Mortgage, LLC

Formed one of the largest independently-owned mortgage lending operations in the Mid-Atlantic region

Completed on July 1, 2020

Invest Forward, Inc. Acquisition

Acquired the assets of Grand, a mobile app that incentivizes savings through digital banking

Completed on August 7, 2020

Source: Company documents.

Strong Record of Organic Growth

Growth with an Emphasis of Profitability

Total Assets



CAGR 9%
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,384
$1,419
$1,534
$1,751
$1,944
$2,214
2015
2016
2017
2018
2019
YTD 2020

Net Income



CAGR 31%
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$6,816
$12,912
$7,575
$12,003
$26,991
$22,896
$25,573
2015
2016
2017
2018
2019
YTD 2019
YTD 2020

2020 vs. 2019 Growth Highlights	
Area	Percent Increase
Noninterest-bearing Deposits	133.8%
ALLL/Total Loans [(1)]	124.4%
Service Charges on Deposits	22.4%
Net Interest Income	16.3%
Equity	13.5%
Fintech Investment Portfolio IRR	187.3%

Steady margin expansion and top-tier asset quality

Source: Company documents. (1) Excluding Paycheck Protection Program loans of $87.9M. YTD as of 09/30.

MVB

Growth in Book Value & Tangible Book Value



$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
BV CAGR 8%
TBV CAGR 12%
$12.20
$9.81
$12.93
$11.01
$13.63
$11.80
$14.55
$12.92
$17.13
$15.20
$19.07
$18.66
2015
2016
2017
2018
2019
YTD 2020
Book Value
Tangible Book Value

Source: Company documents. YTD as of 09/30.

Deposit Growth with NIB Focus

NIB CAGR of 38% Over 23 Quarters



Average Deposit Balances
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Average Balance in thousands
40%
35%
30%
25%
20%
15%
10%
5%
0%
NIB as a % of Total Deposits
$729,707
8%
$879,196
$922,492
$1,013,318
$1,227,269
$1,720,591
34%
2015
2016
2017
2018
2019
YTD 2020
Interest-bearing deposits
Noninterest-bearing deposits
NIB deposits as a % of total deposits
Regional Peer NIB deposits as a % of total deposits

PIPER | SANDLER

"…we have long held the company's fintech initiatives in high esteem, we note several factors that position MVB as a relative winner in this tumultuous period."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: Company documents, SEC filings, and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD as of 09/30. Excludes deposits of branches held for sale.

MVB

Evolving Deposit Mix

Driven by continued success of deposit acquisition strategies, including fintech deposits

December 31, 2015


Savings and money markets 13%
Time deposits 32%
Noninterest-bearing deposits 8%
Interest-bearing demand deposits 47%

December 31, 2017


Savings and money markets 24%
Time deposits 27%
Noninterest-bearing deposits 11%
Interest-bearing demand deposits 38%

September 30, 2020


Interest-bearing demand deposits 24%
Savings and money markets 28%
Time deposits 14%
Noninterest-bearing deposits 34%

Source: Company documents.

NIM Expansion – Outpacing Peers

Active Focus on NIM & Upward Trend



4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
4.07%
3.94%
3.85%
3.86%
3.87%
3.80%
3.60%
3.54%
3.07%
3.12%
3.27%
3.31%
3.47%
3.53%
-100 bps
+6 bp
2014
2015
2016
2017
2018
2019
YTD 2020
MVBF
Regional Peers

Source: Company documents, SEC filings, and S&P Global Market Intelligence. NIM is shown on a fully-tax equivalent basis. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD as of 09/30.

NIM Reconciliation

	Q3 2020	Q2 2020	YTD 2020
Tax-equivalent net interest margin (%)	3.35%	3.78%	3.60%
Less:			
Tax-equivalent adjustments	(0.06)%	(0.06)%	(0.06)%
Net interest margin (%)	**3.29%**	**3.72%**	**3.54%**
Plus:			
Impact of excess liquidity	0.26%	N/A	0.10%
Impact of PPP loans	0.15%	0.14%	0.17%
Impact of prepayment penalty	0.10%	N/A	0.04%
Impact of FSB acquisition	(0.21)%	(0.11)%	(0.11)%
Core net interest margin (%)	**3.59%**	**3.61%**	**3.74%**

Source: Company documents. YTD as of 09/30.

MVB

Equity Method Investment in ICM

47% ownership of a residential mortgage lender in the Mid-Atlantic region

Three Months Ended September 30, 2020	
New Originations	$2,296,064,769 (5,394 loans)
Average Loan Amount	$422,680
Ending Locked Pipeline	$1,059,116,542
Loans Sold	$1,215,511,806 (2,887 loans)

INTERCOASTAL MORTGAGE, LLC

MVB Mortgage's income from its equity method investment of ICM was $13.6M for Q3 2020

Recognized a gain on mortgage combination transaction of $3.3M in Q3 2020

2020 Dollar Volume by State [(1)]



NC/SC 13%
MD 6%
DC 7%
Other 3%
WV 3%
VA 68%

2020 Dollar Volume by Transaction Type [(2)]



Refinance 51%
Purchase, Construction Origination, & Construction Refinance 49%

Source: Company documents. (1) Volume displayed by dollars closed. (2) Volume displayed by number of loans closed. YTD as of 09/30.

Grand Acquisition

This acquisition is another creative way that MVB is looking towards the future of digital banking.

- The Grand app gives MVB a very attractive direct-to-consumer mobile channel.
- The underlying technology allows us to dramatically speed up our time to market in offering other Fintech clients a digital bank account.


GRAND
Save to Win
1000 winners every Friday at 2pm est
Prizes up to
$25,000
App Store
Google Play
Are YOU one of this week's winners?
How It Works:
Start saving and start winning.
Every $1 you save is an entry to win!
Link Your Existing Bank
Set a Weekly Amount to Save
Every Friday is a Chance to Win Big

Source: Company documents.

GRAND 2.0: Cheaper, Faster Gaming Payments

GRAND

The existing consumer app.



Did You Win This Week?

GRAND 2.0



GRAND Wallet
Sign Up

A dedicated wallet for gaming.

- Digital Integration with Gaming Partners.
- Load via ACH or Credit Card.
- Available in iOS & Android.
- Spending/Payment Functionality.

DELIVERY: 12/31/2020

Core benefits of GRAND Wallet

Benefit to Users

- Fund and cash out in real time.
- Load via ACH or Credit Card.
- Potential to pass savings through to users in form of credits and/or loyalty.
- Payment and spending options including GRAND card.

Benefit to Partners

- Meaningful transaction savings.
- Speed up money movement.
- GRAND recurring transfers facilitates user spend.

Source: Company documents.

Protect the Core

COVID-19 Executive Summary

Proudly supporting our Trusted Partners	▪ Helping business customers access the SBA's Paycheck Protection Program ▪ Extended payment deferrals and interest-only payments on loans, as well as suspended foreclosures ▪ 95% of Team Members working from home while branches remain open for business
Managing disruption from a position of strength and soundness	▪ Strong capital, liquidity, and asset quality ▪ Robust capital levels with a CET ratio of 14.63% ▪ Ample liquidity cushion - $445.6M, or 30.7%, deposit growth from December 31, 2019 ▪ ALLL / Total Loans of 1.81%, an increase of 95bps from December 31, 2020
Being "Defensively Offensive"	▪ Four previously announced strategic deals generating pre-tax gains of $17.6M ▪ Continued expansion within the Fintech vertical ▪ Strategic revenue initiatives designed to add new capabilities
Selected COVID-19 impacts	▪ Assessing potential credit risk and exposure within portfolio ▪ Volatility in the Mortgage market ▪ Net interest margin

Source: Company documents.

MVB

Loan Modifications

Commercial Loans Requesting Concessions as of 09/30/20		
Resolution	**Approved and/or Booked Modifications**	**Modifications as a % of Total Commercial Loans**
Interest-Only Payments	$ 41,056,030	3.61%
Total	**$ 41,056,030**	**3.61%**

Mortgage Loans Requesting Concessions as of 09/30/20		
Resolution	**Approved and/or Booked Modifications**	**Modifications as a % of Total Mortgage Loans**
Forbearance	$ 15,667,602	6.23%
Total	**$ 15,667,602**	**6.23%**

Loans requesting concessions as of 09/30/20 are 3.97% of Total Loans.

Of the $41.1M in Commercial Loans requesting concessions, $35.5M are related to Hotels.

Source: Company documents. Data as of 09/30/20.

MVB

Paycheck Protection Program Participation

U.S. Small Business Administration

	# of Loans	Current Balance	Average Balance	Fee Income
Tranche #1	235	$68.4M	$283K	$2.2M
Tranche #2	220	$21.4M	$97K	$770K
Total	**455**	**$87.9M**	**$193K**	**$3.0M**

81 loans totaling $18.5M pending forgiveness approval as of November 6, 2020.

Source: Company documents. Current balance as of 09/30/20.

Diversified Loan Portfolio

Growth & Active Management of Concentration Limits

Net Loans (including Loans of branches held for sale)



CRE %
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
In millions
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Commercial RE Loans as a % of Total Risk Based Capital
2013
2014
2015
2016
2017
2018
2019
YTD 2020
Net Loans HFI
CRE Loans as a % of Total Risk-Based Capital

Source: Company documents. YTD as of 09/30.

Loan Portfolio Composition



SBA Paycheck Protection Program 6%
Acquisition & Development - HVCRE 1%
Residential 18%
Acquisition & Development 8%
Home Equity 2%
Commercial Real Estate 30%
Commercial Business 35%

Commercial Real Estate Portfolio

Diversification within CRE Concentration

CRE Loans	AD&C Loans



Apartments - Market 11%
Storage Units 1%
Apartments - Low Income 5%
Nursing Homes 32%
Retail 15%
Other 3%
Office 22%
Hotels 11%



Commercial Development 10%
1-4 Family Residential Owner Occupied 47%
Office 6%
Personal Lot Loans 1%
Residential - Speculative 19%
Other 7%
Storage Units 1%
Retail 2%
Residential Development 7%

Source: Company documents.

Other Real Estate Owned

Reduced acquired OREO from FSB by 130 properties and $4.0M in six months

	As of December 31, 2019			As of June 30, 2020			As of September 30, 2020		
	Balance	# of Properties	% of Total	Balance	# of Properties	% of Total	Balance	# of Properties	% of Total
Construction, land development, and other land	$1,395,329	5	94%	$5,094,585	35	54%	$3,277,695	20	51%
1-4 family residential properties	$82,647	3	6%	$3,525,702	62	37%	$2,072,083	29	32%
Multifamily (5 or more) residential properties	$0	0	0%	$423,612	5	5%	$802,048	4	13%
Nonfarm nonresidential properties	$0	0	0%	$353,875	2	4%	$256,946	2	4%
Total OREO	**$1,477,976**	**8**	**100%**	**$9,397,774**	**104**	**100%**	**$6,408,772**	**55**	**100%**
MVB legacy	$1,477,976	8	100%	$1,673,643	3	18%	$1,160,154	3	18%
Acquired from First State Bank	$0	0	0%	$7,724,131	101	82%	$5,248,618	52	82%

Source: Company documents.

CRE Loan Concentration Characteristics

Nursing Homes

- Geographic diversity among 10 states in the US
- $126.4M in loan balances among 14 borrowers
- 71.58% occupancy
- Weighted Average
  - Risk Grade of 4.14
  - Star Rating of 2.09
- No delinquency
- As of 9/30, there are no Nursing Home loans on any type of payment modification.

Hotels

- Assets located in OH, WV, MD, and VA
- $42M in loan balances among 11 borrowers, and 8 different brands who are experienced operators
- Weighted Average Risk Grade of 6.59
- No delinquency
- Moratorium on Hotel Lending has been implemented since 2017, prior to COVID-19
- Current COVID-19 disruption has resulted in payment deferral modifications for 10 borrowers totaling $35.5M
- Pre-COVID 12/31/2019 Occupancy Rates are 56.03%
- Post-COVID 9/30/2020 Occupancy Rates are 46.84%
- This hotel portfolio does not include any conference centers, transient properties, locations by resorts/ airports.

Office

- $89M in loan balances
  - $57.6M of exposure attributed to WV & PA markets
  - $30.7M of exposure attributed to NoVA markets
- Diversified tenant mix with assets located in MVB's operating geographic footprints
- Weighted Average Risk Grade of 4.25
- No delinquency
- Vacancy of 8.5% in WV and 9.7% in NoVA, based on subject asset appraisals and comparable sales, which outperforms the US vacancy rates of 9.8%
- As of 9/30, there are no Office loans on any type of payment modification.

Source: Company documents.

AD&C Portfolio Characteristics

AD&C

- $132M in loan balances (67% in VA, 25% in WV, 8% other)
- 1-4 Family/ADC - $67M or 50% of total AD&C
  - $50M in loan balances in NoVA
  - 0.87 average months of supply amongst 8 counties in NoVA market which lagged US figure of 4 months at 6/30/20
  - Weighted Average
    - Risk Grade of 4.75
    - Days on Market of 21.08
    - Sales to List Price of 99.60%
- No delinquency

Mortgage Construction

- $139M in loan balances with 324 borrowers
  - Geographically-distributed among 8 states: 35% VA, 40% NC, 11% SC, 7% MD, 1% WV, 1% GA, 4% DC
- Weighted Average
  - LTV of 84.07%
  - DTI of 36.24%
  - FICO of 745
- Average time on books of 7.97 months
- Standard Note Term of 12 months
- 4 delinquent loans totaling 1.48% of the portfolio

Source: Company documents.

Consistent, Top Tier Asset Quality Through Cycles

Non-Performing Loans / Total Loans



3.90%
2.90%
1.90%
0.90%
-0.10%
Regional Peers: 1.10% 2.47% 3.21% 3.43% 3.26% 2.29% 1.68% 1.65% 1.46% 1.17% 1.06% 0.87% 0.77%
MVBF: 0.54% 0.00% 0.74% 0.88% 0.77% 0.14% 1.16% 0.99% 0.59% 0.88% 0.54% 0.37% 1.04%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020
MVBF
Regional Peers

ALLL / Total Loans (Excluding PPP)



2.30%
1.80%
1.30%
0.80%
0.30%
Regional Peers: 1.30% 1.53% 1.80% 1.74% 1.66% 1.49% 1.34% 1.26% 1.16% 1.09% 1.04% 0.98% 1.35%
MVBF: 0.92% 0.96% 0.84% 0.81% 0.91% 0.79% 0.78% 0.78% 0.86% 0.89% 0.84% 0.86% 1.93%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020
MVBF
Regional Peers

NCOs / Average Loans



1.00%
0.60%
0.20%
-0.20%
Regional Peers: 0.33% 0.66% 1.00% 0.81% 0.76% 0.59% 0.32% 0.19% 0.24% 0.21% 0.13% 0.12% 0.12%
MVBF: 0.25% 0.18% 0.33% 0.35% 0.42% 0.25% 0.17% 0.07% 0.22% 0.12% 0.11% 0.07% 0.16%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020
MVBF
Regional Peers

PIPER | SANDLER

"Excellent historical asset quality…NPAs are a sterling 34 bps of assets. Non-performers have been below peers for several years with quite impressive performance through the Great Recession."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. YTD as of 09/30.

Bank Capital Position

Tangible Common Equity / Tangible Assets (%) [1]


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.79%
7.86%
8.13%
8.66%
9.45%
10.04%
2015
2016
2017
2018
2019
Q3 2020

Tier 1 Leverage Ratio (%)


11.00%
10.50%
10.00%
9.50%
9.00%
8.50%
9.50%
10.88%
10.68%
10.24%
9.94%
10.64%
2015
2016
2017
2018
2019
Q3 2020

Tier 1 Risk-Based Capital Ratio (%)


20.00%
15.00%
10.00%
5.00%
0.00%
11.45%
13.60%
13.34%
12.47%
12.05%
14.63%
2015
2016
2017
2018
2019
Q3 2020

Total Risk-Based Capital Ratio (%)


20.00%
15.00%
10.00%
5.00%
0.00%
12.19%
14.46%
14.22%
13.29%
12.84%
15.89%
2015
2016
2017
2018
2019
Q3 2020

Source: Company documents. (1) TCE/TA is for the Holding Company. All other capital ratios presented are from the Bank.

MVB

MVBF Stock

Insider Holdings Reaffirm that We Believe in MVB!

Top Holders as of September 30, 2020	Position
EJF Capital LLC	1.1M
The Vanguard Group, Inc.	573K
BlackRock Institutional Trust Company, N.A.	486K
Wellington Management Company, LLP	340K
Larry Mazza, President & CEO	**352K**
David Alvarez, Chairman	**301K**

PIPER | SANDLER

"While we had previously thought highly of the company's insider ownership (the company's latest DEF 14A filed in April 2019 indicated management and the BOD beneficially owned 18.1% of shares with Mr. Mazza accounting for 5.3%), we applaud management's endorsement."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

During 2020, the Company repurchased 128,024 shares of stock totaling $1.9 million. The average price of shares repurchased was $14.86. The stock repurchase program was extended in August 2020. Under this program, the Company is authorized to repurchase up to $5M of its outstanding shares of common stock.

Source: Company documents.

MVB

Stimulate Growth

Gen-Z Banking Survey

MANOLE CAPITAL MANAGEMENT

July 20, 2020 – "Manole Capital spends the vast majority of its time analyzing FINTECH companies, not traditional banks. There is a **strong relationship between certain banks and what they are doing in terms of new software, products and technology**. It is impossible for the banking channel to ignore technology, as banking has clearly become "electronified" (is that even a word?).

One of the few banks that seems to understand this dynamic is MVB Financial (ticker MVBF). Their **CEO is Larry Mazza and we believe his commentary of the future of banking is perfectly aligned with ours.** Mazza said that banks are rapidly **"becoming the yellow top taxis in an Uber world."** He dived deeper and also said that the banking industry must **"modernize or risk losing its relevance in the market."** Quite frankly, **we couldn't agree more with him.** Unfortunately, **most banks are not as forward thinking as MVBF**. To attract Gen-Z, banks need to be able to adapt and quickly adjust. However, most are too conservative and slow to respond."

– Warren Fisher, CFA, Manole Capital Management

Fintech Strategy Execution

Keep Up	Get Ahead
1. Offer Solutions to Strengthen **Client Relationships**	3. Make **Investments** in Fintech Companies
Common in Most Banks	Less Common in Banks
2. Utilize **Productivity** Enhancing Tools	4. Become **Trusted Banking Partner** for Fintech Companies

GOAL
Increase **Positive Exposure** to Fintech trend drivers

Source: Company documents.

MVB

MVB Fintech Thesis

What They Do Well	What We Do Well
Fintech	**Bank**
1. Identify a niche 2. Build a solution to meet the needs of users in niche 3. Generate revenue with a highly profitable business model 4. Scale quickly	1. Access to payment rails 2. FDIC insured deposits 3. All Fintech companies need a banking relationship

Technology company builds the technology and acquires users.

MVB holds the deposits and shares fee income.

Source: Company documents.

Fintech Investment Portfolio Performance



$25,000
$20,000
$15,000
$10,000
$5,000
$-
(in thousands)
2016
2017
2018
2019
YTD 2020
Cash Investment
Fair Value
187.3% IRR
BILLGO
ALLIED PAYMENT NETWORK
FinClusive
interchecks
payall
Socure
Commerce Ventures
Stronghold

Investments Focused on Strategic Partnerships

Source: Company documents. YTD as of 09/30.

Fintech Differentiators – "Distinct, Not Extinct"

Future Growth Coming from Mix of NIB & Reasonably Priced IB Deposits

Fintech & Specialty Deposits

As of September 30, 2020	Balance	Cost of Funds	YTD Fee Income
Hospitality & Gaming	$ 206,572,834		
Payments Processing	$ 75,908,814		
Cryptocurrency	$ 75,491,724	0.20%	$632,985
Digital Savings	$ 6,667,025		
Other	$ 186,845		
Specialty Escrow	$ 175,585,070	0.01%	$184
Total	**$ 540,412,312**	**0.14%**	**$ 633,169**

Growth in Hospitality & Gaming Deposits



$250
$200
$150
$100
$50
$-
(in millions)
$51.7
$65.2
$77.3
$76.8
$120.3
$111.2
$141.9
$206.6
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Source: Company documents.

June 7, 2019 – "Sports betting is a $140 billion business that states are steadily in the process of legalizing. The industry's growth is extremely bright. MVB is at the nexus of it all... **MVB is going to be a fascinating company to watch in the coming years** as it moves to put itself at the center of several emerging fast-growing industries."
– Tom Brown, Tom Brown's Banking Weekly

June 5, 2020 – "The pandemic's shutdown of live sporting events may have crushed the business model of ticket resellers, such as Viagogo, but investors have gone crazy over the prospects for sports betting companies, DraftKings and National Penn Gaming, both of which have seen their stock prices double since mid-April. How can you not like the prospects for the sports betting firms, as more states move to legalize sports betting following the Supreme Court's decision to uphold its legality two years ago. Some states make it especially easy to bet by allowing multiple wagers. **We have an equity stake in MVB Financial, which provides banking services to most of the largest sports betting companies."**
– Tom Brown, Tom Brown's Banking Weekly

MVB

Compliance & Fraud Coverage

CHARTWELL
REGULATORY COMPLIANCE & RISK MANAGEMENT

- Over 150 fintech companies served, ranging from the unicorns to the Fortune 50
- Industry-leading hyper-specialization to fintech state and federal compliance
- Well-recognized brand across the industry
- Nearly all staff have been industry practitioners or regulators
- Most work executed by employees, not contractors
- Winner of fintech, corporate culture, and employee development awards
- Practitioners of *Kaizen* process efficiency and lean management, including training tours in Japan

paladingroup

- Founded by a group of insider industry experts who knew what fraud prevention can and should be, Paladin Group offers an extensive and customizable suite of services for both merchants and vendors. We strategize for the long game, helping clients and partners defend against today's threats—and tomorrow's. Paladin places special focus on education and training, arming merchants and vendors with the insight they need to stay on top.
  - **Experienced:** Our collective decades of experience add up to expertise our clients can trust
  - **Tactical:** We safeguard your long-term best interests with strategic analysis and insight
  - **Agile:** We adapt and keep up with trends and technology, evolving to match your needs
  - **Human:** We bring warmth, partnership, and collaboration to a complex landscape

H HOVDE GROUP

"The deal makes sense to us for a number of reasons. First, and most simply, with regulation and compliance naturally at the forefront of the risk factors associated with the MVBF story, any enhancement to the company's proficiency in these areas — irrespective of whether or not the deal was financially accretive — has to be considered a significant positive development, in the sense that it undoubtedly reduces the overall risk profile of the business model... So in essence, MVBF helps to soothe concerns about its regulatory and compliance risk as it pushes further into the Fintech arena, lowering the overall risk profile of the model, while simultaneously opening up a new potential revenue stream that is uncorrelated to both the traditional banking business and MVBF's own initiatives in Fintech. *- Joseph Fenech, formerly of Hovde Group*

Source: Company documents.

Strategic & Opportunistic Talent Acquisition

An Independent Bank Mindset that Embraces a, "Yes, if" Culture

Acquisitions

- **PMG** 2012 *Assets Acquired of $65M*
- **Acacia** 2013 *Assets Acquired of $74M*
- **BB&T Branches** 2015 *Assets Acquired of $68M*
- **Chartwell Compliance** 2019 *Assets Acquired of $4M*
- **The First State Bank** 2020 *Deposits Acquired of $140M*
- **Paladin Fraud** 2020 *Assets Acquired of $87K*

Lift Outs

- **BB&T** 2005 12 Team Members
- **HNB** 2009- 2011 11 Team Members
- **Wells Fargo Insurance** 2013 23 Team Members Sold in 2016
- **VA Commerce** 2013 5 Team Members
- **Recent NoVa M&A Disruption** 2017/2018 12 Team Members
- **Salt Lake City Fintech Office** 2019 4 Team Members
- **SBA Lending Team** 2020 6 Team Members

Significant Management Ownership Drives Entrepreneurial Spirit

Source: Company documents.

MVB

Strategic Opportunities Creating Value

Capital generation through opportunistic transactions

- 2005: **Acquired banking center** in Eastern Panhandle, WV
- 2012: **Acquired MVB Mortgage**
- 2013: **MVB Insurance lift out** of 23 team members
- 2015: **Acquired two banking centers** in the Eastern Panhandle, WV
- 2016: **First Fintech investment**
- 2016: **MVB Insurance sold** for a $6.3M pre-tax gain
- 2019: **Fintech investment holding gain** of $13.5M (pre-tax)
- 2020: **Acquired The First State Bank** for a preliminary bargain purchase gain of $4.7M (pre-tax)
- 2020: **Eastern Panhandle, WV banking centers sold** for a pre-tax gain of $9.6M
- 2020: **MVB Mortgage combined** with Intercoastal Mortgage, LLC for a pre-tax gain of $3.3M

Creating value for shareholders by capitalizing on favorable market conditions

Source: Company documents.

Addressing Risk Management

Cost of Investing in the Future & Scalability

Risk	Mitigation
Asset Quality	▪ Diverse portfolio ▪ Increased ALLL ▪ Strong markets
Compliance/Regulatory Risk	▪ Investment in team through Chartwell and Paladin acquisitions ▪ Continuous communication with regulators ▪ Technical expertise and experienced Fintech industry partners ▪ Investing in regulatory technology enhancing compliance monitoring systems
Payment & Fintech Deposit Client Retention	▪ Building moats around clients ▪ Extensive diligence for both parties adding to difficulty to switch ▪ Early adopter advantage ▪ Long technical sales cycle
Deposit Concentration & Seasonality	▪ Diversified base of clients and industries ▪ Limits on total accepted per client and industry ▪ Increased liquidity in investment portfolio ▪ Syndicate deposits
Operating Efficiency	▪ Modern, efficient branch network ▪ Technology focus ▪ Increased due to Mortgage subsidiary (pending merger with ICM) ▪ Fee income expansion
Mortgage Volatility	▪ Diversified geographic portfolio ▪ Overhead management ▪ High quality loans ▪ Purchased loan focus

Source: Company documents.

Full Coverage Risk Management

Investment in & Strong Attention to ERM

- MVB embraces a culture of compliance and risk management
- Significant investments were made over the past year in people, processes, and systems supporting the ERM program.
- Acquisitions of Chartwell and Paladin provide MVB and its clients with access to Compliance and Fraud experts in Gaming and FinTech, well beyond what is typical for a bank our size.
- MVB takes a collaborative approach and partners with clients to ensure both the Bank and the client meet all regulatory requirements.



RISK
Management
Accept
Control
Strategy
Reduce
Mitigate
Transfer
Avoid

Strategic investments were made in RegTech companies (Socure and FinClusive) as part of the Bank's strategy to strengthen risk management capabilities.

Socure

Socure provides identity and fraud risk solutions.

FinClusive

FinClusive provides compliance services

MVB

Contact Us

MVB Financial Corp.
301 Virginia Avenue
Fairmont, WV 26554
(304) 363-4800

Investor Relations
Lisa McCormick
MVB Financial Corp.
(304) 367-8697



Appendix

Executive Leadership

TOM BROWN'S
BANKSTOCKS.COM
INSIDE FINANCIAL SERVICES

June 12, 2020 – "...I had six one-one-conversations with bank CEOs I not only have the utmost respect for as CEOs, but also whom I simply enjoy as individuals: Jamie Dimon (JPMorgan), Lynn Harton (United Community), Kelly King (Truist), Ken Mahon (Dime Community), **Larry Mazza (MVB Financial)**, and John Turner (Regions). I learned so much from these six individuals and enjoyed a few laughs that I should have paid for the education and entertainment." – *Tom Brown*



Larry F. Mazza

President & CEO of MVB Financial Corp.

- 30 years of experience in the banking industry, including community banks and BB&T
- Member of the WV Board of Banking and Financial Institutions
- Served on the Board of Directors for PDC Energy
- Serves on the Board of Directors for BillGO
- Big 4 experience
- Co-owner of Football Talk, LLC



Donald T. Robinson

EVP & CFO

- Former Senior Vice President & Commercial Regional Manager for Huntington National Bank
- Former Senior Vice President and Chief Accounting Officer at Linn Energy
- Big 4 experience



C. Brad Greathouse

EVP & Chief People and Culture Officer

- Former Vice President of Human Relations at Mylan
- Former Senior Human Resources Leader at GE Aviation
- Global HR leadership experience across multiple industries



Matt A. West

Chief Strategy Officer

- Leads the strategy, operations, technology, & project management teams
- Former consultant for energy, financial services, health care, & the public sector
- Formerly held engineering & operations leadership roles at GE



John T. Schirripa

EVP & Chief Commercial Lending Officer

- Former Regional President – WV
- 30+ years of experience
- Former Senior Vice President/Community President of Huntington National Bank



John Marion

EVP & Chief Risk Officer

- 20+ years of experience
- Former President & CRO of Comenity Bank
- Managing Director and CFO for Chase Digital
- Former President of Chase Bank USA

Source: Company documents.

MVB

Experienced Board of Directors



David B. Alvarez (C)
Year Appointed: 2013
Chairman of the Board
President, Energy Transportation
Committees: Loan Approval, MVB CDC, & MVB Insurance (Chair)



John W. Ebert (I)
Year Appointed: 2013
President, J.W. Ebert Corporation
Committees: Audit, Finance (Chair), Nominating & Corporate Governance, & MVB CDC



Daniel W. Holt (I)
Year Appointed: 2017
Co-Founder & CEO, BillGO
Committees: Nominating & Corporate Governance, Risk & Compliance, & Paladin Fraud



Gary A. LeDonne (I)
Year Appointed: 2016
Executive in Residence at the John Chambers College of Business & Economics at WVU
Committees: Audit Finance, HR & Compensation (Chair), ALCO, MVB CDC (Chair), & MVB CDPI (Chair), Loan Review



Larry F. Mazza (N)
Year Appointed: 2005
President & CEO, MVB & MVB Bank
Committees: ALCO, Loan Approval, Loan Review, Paladin Fraud, Chartwell Compliance, MVB CDC, MVB CDPI, & MVB Insurance



Dr. Kelly R. Nelson (I)
Year Appointed: 2005
Physician
Committees: Nominating & Corporate Governance (Chair), HR & Compensation, Risk & Compliance (Chair), Loan Approval, Paladin Fraud, & Chartwell Compliance



J. Christopher Pallotta (I)
Year Appointed: 1999
Director & CEO, Bond Insurance Agency, Inc.
Committees: Audit, ALCO (Chair), Loan Approval (Chair), Loan Review (Chair), & Chartwell Compliance



Anna J. Sainsbury (I)
Year Appointed: 2020
Chairman and Founder at GeoGuard and GeoComply
Committees: HR & Compensation, Nominating & Corporate Governance, Risk & Compliance, & Paladin Fraud



Cheryl D. Spielman (I)
Year Appointed: 2019
Retired Partner, Ernst & Young
Committees: Audit (Chair), Finance, Risk & Compliance, & Chartwell Compliance

(C) Independent Chairman.
(N) Non-Independent Director.
(I) Independent Director.

Our Directors' Skills & Expertise



Mergers & Acquisitions 9
Finance / Banking 7
High Growth Company Leadership 7
Accounting / Budgeting 7
Communications / PR 7
Enterprise Risk Management 6
Regulatory / Government 5

Board Independence & Balanced Tenure



Non-Independent 11%
Independent 89%

Average Tenure: ~8 years



3
1
2
3
0-3 Years
4-6 Years
7-9 Years
> 10 Years

Source: Company documents.

Appendix: Financial Comparisons

$ in thousands, except per share	Q3 2020	Q2 2020	Q3 2019	YTD 2020	YTD 2019
Balance Sheet					
Total Assets	$2,214,459	$2,215,157	$1,961,952	$2,214,459	$1,961,952
Gross Loans HFI [1]	$1,428,593	$1,494,672	$1,374,541	$1,428,593	$1,374,541
Total Deposits [1]	$1,898,957	$1,863,963	$1,456,404	$1,898,957	$1,456,404
Bank Capital (%)					
Tier 1 Leverage Ratio	10.64%	9.50%	9.88%	10.64%	9.88%
Tier 1 Risk-Based & CET 1 Ratio	14.63%	12.24%	11.83%	14.63%	11.83%
Risk-Based Capital Ratio	15.89%	13.33%	12.62%	15.89%	12.62%
Asset Quality (%)					
NPLs / Loans	1.04%	0.94%	0.41%	1.04%	0.41%
NCOs / Loans	0.03%	0.00%	(0.01)%	0.17%	0.06%
Reserves / Gross Loans HFI	1.81%	1.19%	0.86%	1.81%	0.86%
Profitability					
Net Income to Common Shareholders	$6,375	$17,919	$4,206	$25,228	$22,532
ROAA [2]	1.21%	3.29%	0.92%	1.63%	1.67%
ROAE [2]	11.25%	32.89%	8.50%	15.37%	15.69%
Net Interest Margin [3]	3.35%	3.78%	3.48%	3.60%	3.51%
Diluted EPS [2]	$0.53	$1.49	$0.35	$2.07	$1.88

Source: SEC filings and Company documents.

Note: Reserves / Loans excludes loans held for sale.

(1) Excluding assets or deposits of branches held for sale, as applicable. (2) YTD 2019 included $446K of net income from discontinued operations. Excluding this income, ROAA, ROAE, and diluted EPS would have been 1.64%, 15.69%, and $1.84 for YTD 2019. (3) Presented on a fully-tax equivalent basis.

MVB

Appendix: Non-GAAP Reconciliation

TANGIBLE BOOK VALUE PER COMMON SHARE		
	For the quarter ended,	
(Dollars in Thousands)	09/30/2020	
Goodwill	$	2,350
Plus: Intangibles		2,554
Total Intangibles	**$**	**4,904**
Total Equity	$	234,116
Less: Preferred equity		(7,334)
Less: Total Intangibles		(4,904)
Tangible Common Equity	**$**	**221,878**
Tangible Common Equity	**$**	**221,878**
÷ Common Shares Outstanding (000s)		11,889
Tangible Book Value Per Common Share	**$**	**18.66**

Source: SEC filings and Company documents.